UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2012

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-90031                    33-0803434

 (Commission File Number)      (IRS Employer Identification No.)

Suite # 410 - 409 Granville Street,

Vancouver, British Columbia, Canada V6C 1T2

(Address of principal executive offices and zip Code)

(604) 685 0364

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Our December 31, 2011 form 10K, as amended and filed April 17, 2012 and comprised of the December 31, 2011 annual report, as amended, included financial statements for the year ended December 31, 2011 were not reported on by our auditors and therefore these December 31, 2011 financial statements may not be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR ELECTRONICS, INC.

                                                              By:

/s/Wilson Russell

          Name: Wilson Russell

                                                         Title:  President and Chief Executive Officer

Dated: June 8, 2012